Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended June 30, 2024

FRANKLIN, Tenn., July 30, 2024 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended June 30, 2024. The Company reported a net loss for the three months ended June 30, 2024 of approximately $10.4 million, or $0.42 per diluted common share. Funds from operations ("FFO") and adjusted funds from operations ("AFFO") for the three months ended June 30, 2024 totaled $0.43 and $0.53, respectively, per diluted common share.

Items Impacting Our Results include:
•During the three months ended June 30, 2024, the Company determined that the collectability of certain lease and interest payments with a geriatric inpatient behavioral hospital tenant were not reasonably assured. The Company has six leases with this hospital tenant. The tenant has experienced challenges with patient census and employee staffing, which has impacted cash flows from operations and the consistency of rent and interest payments to the Company. As a result, the Company recorded reserves on accounts receivable totaling $1.9 million, including $0.9 million of non-cash straight-line rent, and recorded a $1.4 million allowance on its interest receivables and placed them on non-accrual status, resulting in a reduction of FFO per diluted share of approximately $0.12 and a reduction in AFFO per diluted share, which adds back non-cash straight-line rent, by approximately $0.09 for the three months ended June 30, 2024. The Company also has a term loan and revolving credit facility with this tenant totaling approximately $22.7 million. Based on the Company's valuation of the underlying collateral, the Company recorded an $11.0 million credit loss reserve on its notes receivable with the tenant at June 30, 2024 . Because the Company views its notes receivable as incidental to its business of acquiring and leasing real estate, the $11.0 million credit loss reserve was added back in calculating FFO and, therefore, does not impact FFO or AFFO per diluted share.

•During the three months ended June 30, 2024, the Company acquired one inpatient rehabilitation facility for a purchase price of approximately $23.5 million. Upon acquisition, the 38,000 square foot property was 100.0% leased to a tenant with a lease expiration in 2039. These acquisitions were funded with proceeds from the Company's Revolving Credit Facility and through net proceeds from equity sales through the ATM program.

•Subsequent to June 30, 2024, the Company acquired one medical office building for a purchase price of approximately $6.2 million and cash consideration of approximately $6.3 million. Upon acquisition, the property was 100.0% leased with a lease expiration in 2027. The acquisition was funded with proceeds from the Company's Revolving Credit Facility.

•The Company has seven properties under definitive purchase agreements, to be acquired after completion and occupancy, for an aggregate expected purchase price of approximately $169.5 million. The Company's expected returns on these investments are approximately 9.1% to 9.75%. The Company anticipates closing on one of these properties in the fourth quarter of 2024 with the remainder throughout 2025, 2026 and 2027; however, the Company cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

•During the second quarter of 2024, the Company issued, through its at-the-market offering program, approximately 294,000 shares of common stock at an average gross sales price of $24.17 per share for net proceeds of approximately $7.0 million at an approximate 7.77% current equity yield.

•On July 25, 2024, the Company’s Board of Directors declared a quarterly common stock dividend in the amount of $0.4625 per share. The dividend is payable on August 23, 2024 to stockholders of record on August 9, 2024.

About Community Healthcare Trust Incorporated
Community Healthcare Trust Incorporated is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in our target sub-markets throughout the United States. As of June 30, 2024, the Company had investments of approximately $1.1 billion in 198 real estate properties (including a portion of one property accounted for as a sales-type lease and two properties classified as held for sale). The properties are located in 35 states, totaling approximately 4.5 million square feet in the aggregate.

Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.

Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “will,” “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, changes in governmental regulations, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract, catastrophic or extreme weather and other natural events and the physical effects of climate change, the occurrence of cyber incidents, effects on global and national markets as well as businesses resulting from increased inflation, rising interest rates, supply chain disruptions, labor conditions, the conflict between Russia and Ukraine, new and ongoing hostilities between Israel and Hamas, and/or uncertainties related to the 2024 U.S. presidential election, and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this press release and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands, except per share amounts)

	(Unaudited)
	June 30, 2024	December 31, 2023

ASSETS
Real estate properties:
Land and land improvements	$143,717	$136,532
Buildings, improvements, and lease intangibles	976,415	913,416
Personal property	318	299
Total real estate properties	1,120,450	1,050,247
Less accumulated depreciation	(221,834)	(200,810)
Total real estate properties, net	898,616	849,437
Cash and cash equivalents	734	3,491
Restricted cash	—	1,142
Real estate properties held for sale	7,326	7,466
Other assets, net	76,520	83,876
Total assets	$983,196	$945,412

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$457,625	$403,256
Accounts payable and accrued liabilities	12,023	12,032
Other liabilities, net	15,777	16,868
Total liabilities	485,425	432,156

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000 shares authorized; 28,049 and 27,613 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	280	276
Additional paid-in capital	699,833	688,156
Cumulative net income	82,094	88,856
Accumulated other comprehensive gain	21,490	16,417
Cumulative dividends	(305,926)	(280,449)
Total stockholders’ equity	497,771	513,256
Total liabilities and stockholders' equity	$983,196	$945,412

The Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2024 AND 2023
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

REVENUES
Rental income	$27,905	$26,764	$56,247	$52,892
Other operating interest, net	(389)	1,046	602	2,094
	27,516	27,810	56,849	54,986

EXPENSES
Property operating	5,572	4,786	11,363	9,659
General and administrative (1)	4,760	3,787	9,314	19,992
Depreciation and amortization	10,792	9,219	21,054	18,237
	21,124	17,792	41,731	47,888

OTHER INCOME (EXPENSE)
Impairment of real estate asset	(140)	—	(140)	—
Interest expense	(5,986)	(4,140)	(11,048)	(8,132)
Credit loss reserve	(11,000)	—	(11,000)	—
Deferred income tax expense	—	(50)	—	(85)
Interest and other income, net	307	749	308	774
	(16,819)	(3,441)	(21,880)	(7,443)
NET (LOSS) INCOME	$(10,427)	$6,577	$(6,762)	$(345)

NET (LOSS) INCOME PER COMMON SHARE (1)
Net (loss) income per common share - Basic	$(0.42)	$0.24	$(0.31)	$(0.07)
Net (loss) income per common share -Diluted	$(0.42)	$0.24	$(0.31)	$(0.07)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	26,479	25,065	26,388	24,648
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	26,479	25,065	26,388	24,648
___________
(1) General and administrative expenses for the six months ended June 30, 2024 included stock-based compensation expense totaling approximately $4.9 million. General and administrative expenses for the six months ended June 30, 2023 included stock-based compensation expense totaling approximately $16.0 million, including the accelerated amortization of stock-based compensation totaling approximately $11.8 million, recognized upon the passing of our former CEO and President in the first quarter of 2023.

The Consolidated Statements of Income do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO and AFFO (1)
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Three Months Ended June 30,
	2024	2023
Net income (loss) (2) (3)	$(10,427)	$6,577
Real estate depreciation and amortization	10,895	9,293
Impairment of real estate asset	140	—
Credit loss reserve (4)	11,000	—
Total adjustments	22,035	9,293
FFO (1) (2) (3)	$11,608	$15,870
Straight-line rent	204	(819)
Stock-based compensation	2,469	1,692
Net gain from insurance recovery on casualty loss (3)	—	(706)
AFFO (1) (2)	$14,281	$16,037
FFO per Common Share-Diluted (1) (2) (3)	$0.43	$0.62
AFFO per Common Share-Diluted (1) (2)	$0.53	$0.63
Weighted Average Common Shares Outstanding-Diluted (5)	26,791	25,650

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO.

In addition to FFO, the Company presents AFFO and AFFO per share. The Company defines AFFO as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Net loss and FFO for the three months ended June 30, 2024 included reversals of rent and interest related to a tenant totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million, resulting in a reduction of FFO per diluted share of approximately $0.12 per diluted share. AFFO, which adds back straight-line rent, was reduced by approximately $0.09 per diluted share for the three months ending June 30, 2024.

(3)	Net income and FFO for the three months ended June 30, 2023 included a $0.7 million net casualty gain from insurance proceeds received related to one property that was vandalized. The net gain increased FFO by $0.03 per diluted share for the three months ended June 30, 2023.
(4)
During the three months ended June 30, 2024, the Company recorded an $11.0 million credit loss reserve related to notes receivable that are incidental to the Company's main business with a geriatric inpatient behavioral hospital tenant.

(5)	Diluted weighted average common shares outstanding for FFO and AFFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share.
CONTACT: Bill Monroe, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated